Exhibit 99.2

FIRST INDIANA CORPORATION

Board Committees Outline

Effective April 18, 2007

Executive Committee:

Robert H. McKinney (Chair) Gerald L. Bepko William G. Mays Marni McKinney Phyllis W. Minott Robert H. Warrington

Audit Committee:

Phyllis W. Minott (Chair) Anat Bird William G. Mays

Compensation Committee:

Pedro P. Granadillo (Chair) Gerald L. Bepko Phyllis W. Minott

Risk Committee:

Anat Bird (Chair) Pedro P. Granadillo Marni McKinney Robert H. McKinney Robert H. Warrington Michael W. Wells

Governance and Nominating Committee

Gerald L. Bepko (Chair) William G. Mays Michael W. Wells